UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 16, 2023
EOS ENERGY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3920 Park Avenue
Edison, New Jersey 08820
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 225-8400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	EOSEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 16, 2023, the Company held its annual meeting of stockholders. On March 22, 2023, the record date for the annual meeting, 90,788,131 of the Company’s common stock were issued and outstanding, of which 71,326,790 were present for the purposes of establishing a quorum.

Proposal 1 – Election of directors
The Class III Directors proposed by management were elected with a tabulation of votes to the nearest share as shown below.

	For	Withheld	Broker Non-Vote
Russell Stidolph	33,324,436	12,902,495	25,099,859
Jeff Bornstein	43,012,933	3,213,998	25,099,859
Claude Demby	32,756,382	13,470,549	25,099,859
Proposal 2 – Ratification of appointment of independent registered public accounting firm
The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year was approved by stockholders with 70,484,748 shares voted in favor, 574,851 shares voted against and 267,191 shares abstained.
Proposal 3 – Non-Binding advisory resolution to approve the compensation of named executive officers
The compensation of the Named Executive Officers was approved, on an advisory basis, by stockholders, with 29,113,834 shares voted in favor, 15,784,821 shares voted against, 1,328,276 shares abstained, and broker non-votes totaling 25,099,859.
Proposal 4 – Approval of grant to the Board of Directors the discretionary authority to effect a reverse stock split to the Company's common stock
The grant to the Board of Directors of discretionary authority to effect a reverse stock split was approved by stockholders, with 60,728,663 shares voted in favor, 10,277,160 shares voted against, and 320,967 shares abstained.
Proposal 5 – Approval of an amendment to our certification of incorporation to update the exculpation provision
An amendment to the certification of incorporation to update exculpation provision was not approved by stockholders, with 38,809,846 shares voted in favor, 6,588,724 shares voted against, 828,361 shares abstained, and broker non-votes totaling 25,099,859.
Proposal 6 – Approval, in accordance with NASDAQ marketplace Rule 5635 (D), of the SEPA matters
The SEPA matters proposal was approved by stockholders, with 42,019,565 shares voted in favor, 3,304,943 shares voted against, 902,423 shares abstained, and broker non-votes totaling 25,099,859.
Proposal 7 – Approval of an amendment to the Company’s Amended and Restated 2020 Incentive Plan
An amendment to the Company’s Amended and Restated 2020 incentive plan was approved by stockholders, with 27,791,412 shares voted in favor, 16,478,833 shares voted against, 1,956,686 shares abstained, and broker non-votes totaling 25,099,859.
Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document

104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: May 17, 2023	By:	/s/ Nathan Kroeker
		Name:	Nathan Kroeker
		Title:	Chief Financial Officer
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